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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          March 2, 2005
                                                --------------------------------

                        GOVERNMENT PROPERTIES TRUST, INC.
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             (Exact name of registrant as specified in its charter)

          Maryland                     1-31962                  20-0611663
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


    10250 Regency Circle, Suite 100, Omaha, Nebraska                68114
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (402) 391-0010
                                                  ------------------------------


                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 1, 2005, Government Properties Trust, Inc. (the "Company") announced its financial results for the three months and year ended December 31, 2004. A copy of the Company's earnings press release is furnished as Exhibit
99.1 to this report on Form 8-K. A copy of the Company's Supplemental Operating and Financial Data package is furnished as Exhibit 99.2 to this report on Form 8-K.

         The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GOVERNMENT PROPERTIES TRUST, INC.


Date:  March 2, 2005                  By: /s/ Nancy D. Olson
                                          --------------------------------------
                                          Nancy D. Olson
                                          Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX

EXHIBIT NUMBER                              DESCRIPTION

99.1             Government Properties Trust, Inc. Press Release dated March 1,
                 2005

99.2 Government Properties Trust, Inc. Quarter Ended December 31, 2004 Supplemental Operating and Financial Data